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                                                                     EXHIBIT 4.2

                       SPECIMEN COMMON STOCK CERTIFICATE

                                 NUMBER SHARES

_________ AAAC

                        ASIA AUTOMOTIVE ACQUISITION CORP

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS

THIS CERTIFIES THAT CUSIP

IS THE OWNER OF FULLY PAID AND NON ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

                        ASIA AUTOMOTIVE ACQUISITION CORP

       TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY
        AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY
                 ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS
             COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY
               THE REGISTRAR. WITNESS THE SEAL OF THE CORPORATION
              AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED
                                   OFFICERS.

DATED:

                        ASIA AUTOMOTIVE ACQUISITION CORP
                                   CORPORATE
                                      SEAL
                                      2005
                                    DELAWARE

___________________________________       _______________________________

Chairman of the Board                     Secretary

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THE FOLLOWING
       ABBREVIATIONS,
       WHEN USED IN
       THE INSCRIPTION
       ON THE FACE OF
       THIS CERTIFICATE,
       SHALL BE
       CONSTRUED AS
       THOUGH THEY
       WERE WRITTEN
       OUT IN FULL
       ACCORDING TO
       APPLICABLE LAWS
        OR REGULATIONS:

TEN COM: as tenants in Common                   UNIF GIFT MIN ACT

TEN ENT: as tenants by the entireties           CUSTODIAN____________

JT-TEN: as joint tenants with the right         MINOR__________________
        of survivorship

        And not as tenants in common            STATE_____________________

Additional Abbreviations may also be used though not in the above list.

                        ASIA AUTOMOTIVE ACQUISITION CORP

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

      FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                             ZIP CODE, OF ASSIGNEE)

_____________________________________________________ SHARES OF THE CAPITAL
STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

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__________________________________________________ ATTORNEY TO TRANSFER THE SAID
STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________

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                 NOTICE: The signature to this assignment must
                    correspond with the name as written upon
                      the face of the certificate in every
                       particular, without alteration or
                      enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.

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